Convertible Notes	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Convertible Notes
11.	CONVERTIBLE NOTES
During 2020, the Company entered into various convertible note agreements (“2020 Notes”) under which the Company may issue convertible equity instruments having an aggregate principal amount of up to $40,000, a 3% accruing dividend (“accrued interest”) and a maturity date, extended in July 2021, of October 31, 2021. During 2020 the Company received $30,000 in proceeds related to the 2020 Notes. During 2021, the Company issued an additional $8,045 of convertible notes.
Pursuant to the terms of the 2020 Notes, upon the closing by the Company of a financing, all outstanding principal and unpaid accrued interest of the 2020 Notes will automatically convert into Company preferred stock sold (the “Next Financing Stock”) at a “conversion price” equal to the lesser of:

(i)	the original issue price per share paid in the Next Financing Stock multiplied by 90%; and

(ii)	the price obtained by dividing $250,000 by the number of outstanding shares of common stock of the Company immediately prior to the Next Financing, as applicable.
In connection with the Business Combination on August 16, 2021, all outstanding principal and unpaid accrued interest of the 2020 Notes were converted into AEye Technologies’ preferred stock and subsequently were converted into 20,778,097 shares of the Company’s Class A common stock. Accordingly, at December 31, 2021, the convertible notes balance was $0.

December 31, 2020
Convertible notes—face value	$29,990
Unamortized debt issuance costs	(175)
Unamortized debt discount	(753)
Embedded derivative liability	17

Convertible notes—current	$29,079

Embedded Derivative Liability
As outlined in the indenture governing the 2020 Notes, the 2020 Notes are automatically convertible, contingent upon the occurrence of certain events, most notably a financing (a “Next Financing”), defined as the issuance and sale of additional preferred stock (“Financing Stock”). The redemption price is defined as a price per share equal to 90% of the price per share paid by the other purchasers of the Financing Stock sold in the Next Financing. The 2020 Notes are redeemable into the number of shares of Next Financing Stock needed to settle all of the aggregate amount of principal and unpaid interest owed to the holder of such notes, which is based on the ultimate price per share associated with the Financing Stock. Consequently, the 2020 Notes are considered stock settled debt.
This redemption feature embedded in the 2020 Notes is considered to be a derivative that is required to be separately accounted for at fair value and subsequently remeasured to fair value at each reporting date. Accordingly, upon issuance of the 2020 Notes, the Company recognized the fair value associated with the embedded derivative which resulted in an embedded derivative liability of approximately $1,520, with an equal and offsetting debt discount. Upon the closing of the Business Combination on August 16, 2021, the embedded derivative was settled. Accordingly, at December 31, 2021, the fair value of the embedded derivative liability was $0. The value of the embedded derivative liability at December 31, 2020 is presented together with the associated convertible notes on the consolidated balance sheets. See Note 3 for additional discussion of derivatives.